JPMorgan Equity Funds

JPMorgan Diversified Mid Cap Growth Fund

(a series of JPMorgan Trust II)

Select Class Shares

Supplement dated May 3, 2005

to the Equity Prospectus dated February 19, 2005

Annual and Cumulative Expense for Select Class Shares Prospectus. This Supplement provides corrected information regarding the Annual and Cumulative Expense Examples for the JPMorgan Diversified Mid Cap Growth Fund. The last line of the Annual and Cumulative Expense Example on page 94 for the JPMorgan Diversified Mid Cap Growth Fund is hereby replaced with the following:

Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2015	$163	71.03%	52.78%	3.91%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

TOG-I-120-7